Exhibit 10.3

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

August 14, 2018

WHEREAS, reference is hereby made to (i) the Registration Rights Agreement, dated as of August 3, 2018 (the “Registration Rights Agreement”), by and between Comstock Escrow Corporation, a Nevada corporation (“Escrow Issuer”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative (the “Representative”) of the other Initial Purchasers and (ii) the Purchase Agreement, dated as of July 20, 2018 (the “Purchase Agreement”), by and among the Escrow Issuer, Comstock Resources, Inc. (“CRI”), the guarantors party thereto and the Representative;

WHEREAS, the Purchase Agreement contemplates that immediately prior to the Escrow Release on the Escrow Release Date, (i) the Escrow Issuer will merge with and into CRI, with CRI continuing as the surviving corporation in the merger and assuming all obligations of the Escrow Issuer under the Purchase Agreement and the Registration Rights Agreement, (ii) CRI will agree to join the Registration Rights Agreement as the Company pursuant to this agreement (this “Joinder Agreement”) and (iii) each subsidiary of CRI that is a signatory hereto (each, a “Guarantor”) will agree to join the Registration Rights Agreement as a Guarantor pursuant to this Joinder Agreement; and

WHEREAS, this Joinder Agreement is being executed on the Escrow Release Date by CRI and each of the Guarantors (each a “Joinder Party” and collectively, the “Joinder Parties”) in order for such party to become party to the Registration Rights Agreement.

Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing, each Joinder Party agrees for the benefit of the Initial Purchasers as follows:

1. Joinder. Each Joinder Party hereby agrees to (i) join and become a party to the Registration Rights Agreement as indicated by its signature below, (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to such Joinder Party under the Registration Rights Agreement, as if such Joinder Party was a party thereto as of the date of the Registration Rights Agreement and (iii) perform all obligations and duties as are required of it (including those obligations and duties of an indemnifying party) pursuant to the Registration Rights Agreement.

2. Representations and Warranties of each Joinder Party. Each Joinder Party hereby acknowledges that it has received a copy of the Registration Rights Agreement. Each Joinder Party, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that it has all the requisite corporate, limited partnership or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Joinder Agreement and to consummate the transaction contemplated hereby and by the Registration Rights Agreement. Each Joinder Party hereby represents and warrants that the representations and warranties set forth in the Registration Rights Agreement applicable to such party are true and correct on and as of the date hereof. This Joinder Agreement has been duly authorized, executed and delivered by each Joinder Party.

3. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

4. Counterparts. This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by telecopier, facsimile, email or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Joinder Agreement as of the date first written above.

COMSTOCK RESOURCES, INC., as the Company

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

GUARANTORS:

COMSTOCK OIL & GAS, LP

By:	Comstock Oil & Gas GP, LLC,
its general partner

By:	Comstock Resources, Inc.,
its sole member

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

COMSTOCK OIL & GAS – LOUISIANA, LLC

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

COMSTOCK OIL & GAS GP, LLC

By:	Comstock Resources, Inc.,
its sole member

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

[Signature Page to Joinder Agreement to Registration Rights Agreement]

COMSTOCK OIL & GAS INVESTMENTS, LLC

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	Manager

COMSTOCK OIL & GAS HOLDINGS, INC.

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President

[Signature Page to Joinder Agreement to Registration Rights Agreement]